SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[X]  Preliminary proxy statement
[ ]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              SPECTRASCIENCE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                PRELIMINARY COPY


                              SPECTRASCIENCE, INC.
                       14405 21st Avenue North, Suite 111
                              Minneapolis, MN 55447
                     Tel: (763) 745-4120 Fax: (763) 745-4126
                         email: spsi@spectrascience.com
                         website: www.spectrascience.com

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2000



Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of SPECTRASCIENCE, Inc. ("SPECTRASCIENCE") to be held on Wednesday, May 17, 2000, at 3:30 p.m. Central Standard Time, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, Tel: (612) 376-7436,
Fax: (612) 376-7418.

         At the Annual Meeting you will be asked:

                  1. To elect four (4) persons to serve as directors until the next Annual Meeting of Shareholders or until their respective successors shall be elected and qualified.

                  2. To approve an amendment to SPECTRASCIENCE's Articles of Incorporation increasing the number of authorized shares of SPECTRASCIENCE common stock, $.25 par value (the "Common Stock") from 10,000,000 to 17,000,000.

                  3. To approve an increase in the number of shares of Common Stock authorized for issuance under SPECTRASCIENCE's 1991 Stock Plan.

                  4. To ratify the selection of Ernst & Young LLP as SPECTRASCIENCE's independent public accounts for the current fiscal year ending December 31, 2000.

                  5. To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed March 30, 2000 as the record date. Only shareholders of record at the close of business on the record date will be entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A copy of SPECTRASCIENCE's Annual Report for the fiscal year ended December 31, 1999, a Proxy Statement and a Proxy Card accompany this formal Notice of Meeting. These materials are first being mailed to shareholders on or about April 10, 2000.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED. THIS WILL ENSURE YOUR SHARES ARE REPRESENTED AND SAVE US ADDITIONAL EXPENSES ASSOCIATED WITH SOLICITING PROXIES. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                        By Order of the Board of Directors



                                        Chester E. Sievert, Jr.
                                        PRESIDENT, CHIEF EXECUTIVE OFFICER AND
Dated:  April   , 2000                  CORPORATE SECRETARY

                                PRELIMINARY COPY

                              SPECTRASCIENCE, INC.
                       14405 21ST AVENUE NORTH, SUITE 111
                          MINNEAPOLIS, MINNESOTA 55447
                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2000

         This proxy statement and the enclosed proxy are being furnished to the shareholders of SPECTRASCIENCE, Inc., a Minnesota corporation ("SPECTRASCIENCE" or "the Company"), in connection with the solicitation of proxies on behalf of our Board of Directors for use at the Annual Meeting of Shareholders ("Annual Meeting") and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held on Wednesday, May 17, 2000, at 3:30 p.m. Central Standard Time, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, Tel: (612) 376-7436, Fax: (612) 376-7418.

         This proxy statement, the accompanying proxy and our Annual Report for the fiscal year ended December 31, 1999, are first being mailed to SPECTRASCIENCE shareholders on or about April 10, 2000. The Annual Report is not to be considered a part of our proxy solicitation materials.

                     SOLICITATION AND REVOCATION OF PROXIES

         The costs and expenses of soliciting proxies will be borne by SPECTRASCIENCE. Our officers, directors and employees may solicit proxies by use of the mail, telephone, facsimile or in person. They will not be compensated for any solicitations. SPECTRASCIENCE may reimburse brokerage firms and others for expenses they incur in forwarding proxy materials to beneficial owners of our Common Stock.

         PROXIES IN THE FORM ENCLOSED ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. You may revoke your proxy at any time by giving written notice to our Corporate Secretary, delivering another proxy with a later date, or voting in person at the Annual Meeting.

         If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form. Any shareholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Annual Meeting.

                            QUORUM AND VOTING RIGHTS

         Only shareholders of record at the close of business on March 30, 2000 are entitled to execute proxies or to vote at the Annual Meeting. As of that date there were 6,576,725 outstanding shares of SPECTRASCIENCE common stock, $.25 par value (the "Common Stock"). These outstanding shares of Common Stock are the only outstanding voting securities of SPECTRASCIENCE. Each holder of Common Stock is entitled to one vote for each share held with respect to any matter that may properly come before the

Annual Meeting. A majority of the outstanding shares entitled to vote are required to constitute a quorum at the Annual Meeting. The affirmative vote of a majority of the Common Stock entitled to vote and present, by proxy or in person, at the Annual Meeting is required to approve matters properly brought before the Annual Meeting.

         If a shareholder abstains from voting as to any proposal, then the shares they hold will be considered present at the Annual Meeting for purposes of determining a quorum and for calculating the vote with respect to such proposal. However, the shares will not be considered to have been voted in favor of such proposal. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, the shares covered by such non-vote will be considered present at the Annual Meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to such proposal.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 SET FORTH IN THE NOTICE OF MEETING.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Board of Directors has nominated the four persons named below to serve as directors of SpectraScience until the next annual meeting of shareholders or until their earlier death, resignation or removal from office. All of the nominees are presently members of the Board of Directors and have consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason, the Board of Directors may designate a substitute nominee or nominees (in which case the persons named on the enclosed proxy card will vote all valid proxies for the election of the substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE. The affirmative vote of a majority of the Common Stock entitled to vote and present, by proxy or in person, at the Annual Meeting is required for election of each of the nominees.

INFORMATION ABOUT NOMINEES

         The names of the nominees, their ages, the year in which each first became a director and their principal occupations are set forth below.

Name                      Age    Title                                        Director/Officer Since
----                      ---    -----                                        ----------------------
Chester E. Sievert, Jr.   48     Chairman of the Board, President, Chief               1998
                                 Executive Officer, and Corporate Secretary
Henry M. Holterman        44     Director                                              1992
Nathaniel S. Thayer       75     Director                                              1992
Johan A.P.M. De Hond      46     Director                                              1999

         CHESTER E. SIEVERT, JR. has served as Chairman of the Board since June 18, 1999. He has held the title of President and Chief Executive Officer since January 5, 1999. He joined SPECTRASCIENCE as a consultant in June 1996, and has held various executive positions since November 1996. Prior to joining SPECTRASCIENCE, Mr.

Sievert was a founder of and worked at two medical product companies; ReTech, Inc. from 1980 to 1986; and FlexMedics Corporation from 1986 to 1995. As a former academic scientist on staff at the University of Minnesota College of Medicine and the Veterans Administration Medical Center, Mr. Sievert published extensively in the fields of gastroenterology, urology and fiber optics. Mr. Sievert has a Bachelor of Science Degree in Comparative Physiology from the University of Minnesota.

         HENRY M. HOLTERMAN has served as a director of SPECTRASCIENCE since March 1992. Since 1991, he has been the Managing Director of Reggeborgh Beheer BV, a company located in the Netherlands that invests in companies and owns property projects generally located in the Netherlands. Mr. Holterman is a chartered accountant and, from 1987 to 1991, was group controller for Transport Development Group PLC and the Dutch Holding Company ETOM NV.

         NATHANIEL S. THAYER has served as a director of SPECTRASCIENCE since May 1993. He has been a partner in the law firm of Blais Cunningham & Crowe Chester, located in Pawtucket, Rhode Island, since 1969.

         JOHAN A.P.M. DE HOND, M.D. has served as a director of SPECTRASCIENCE since June 18, 1999. He has been with Hospital Sophia in Zwolle, and Hospital Diaconesse in Meppel, the Netherlands, since 1992 as a Senior Urologist. Dr. de Hond completed his medical education in 1979 at the University of Utrecht, also in The Netherlands. Dr. de Hond's background includes specialty training in surgery as well as urology. Dr. de Hond has a clinical interest in photodynamic therapy.

REMUNERATION OF MEMBERS OF THE BOARD OF DIRECTORS

         DIRECTORS' FEES. The Company pays each non-employee director $500 for each Board of Directors' meeting and committee meeting attended and reimburses each such director for reasonable travel and out-of-pocket expenses for attendance at these meetings.

         AUTOMATIC OPTION GRANT. Pursuant to SPECTRASCIENCE's 1991 Stock Plan, as amended, each non-employee director is entitled to receive an option to purchase 10,000 shares of Common Stock when first elected to the Board of Directors. Additionally, each non-employee director is entitled to receive an automatic grant of options to purchase 5,000 shares of Common Stock upon re-election to the Board each year the 1991 Stock Plan is in effect. The exercise price of the option is based on the greater of (a) the prevailing market price (defined as the closing price) of the Common Stock on the date of grant or (b) the average of the closing prices of the Common Stock for the ten trading days immediately prior to the date of grant.

         The options granted to non-employee directors under the 1991 Stock Plan expire ten years from the date of grant (subject to earlier termination in the event of death), are not transferable (except by will or the laws of descent and distribution), and become fully exercisable one year after the date of grant.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1999, the Board of Directors held five meetings and adopted resolutions by unanimous written action on two occasions (as permitted under Minnesota Statutes Section 302A.239). Each of the directors attended all of the meetings of the Board of Directors and applicable committees held while each was a director during such fiscal year. The Board of Directors has an Audit Committee and a Compensation Committee.

         The members of the Audit Committee during the fiscal year ended December 31, 1999 were Messrs. Holterman and Thayer. The functions of the Audit Committee are (i) to review the internal and external financial reporting of the Company, (ii) to review the scope of the independent audit, and (iii) to consider comments by the auditors regarding internal controls and accounting procedures and management's response to those comments. The Audit Committee met one time during the fiscal year ended December 31, 1999, primarily to review SPECTRASCIENCE's internal and external financial reporting practices.

         The members of the Compensation Committee during the fiscal year ended December 31, 1999 were Messrs. Holterman and Thayer. The functions of the Compensation Committee are to review and approve (i) the salaries of all directors and officers of SPECTRASCIENCE, (ii) all bonus awards, annual or otherwise, for all officers and employees of SPECTRASCIENCE, and (iii) all stock option grants for directors, officers, and employees of SPECTRASCIENCE, as well as stock option grants for others outside of SPECTRASCIENCE. The Compensation Committee met two times during the fiscal year ended December 31, 1999.

         SPECTRASCIENCE does not have a nominating committee of the Board of Directors.

EXECUTIVE OFFICERS

         The names, ages and positions of the executive officers and key management personnel of SPECTRASCIENCE are listed below.

NAME                      AGE    POSITION
----                      ---    --------

Chester E. Sievert, Jr.....48     Chairman of the Board, President, Chief Executive Officer and
                                  Corporate Secretary
Scott G. Anderson..........45     Vice President Marketing & Sales

         Please see "Information About Nominees" for background information on Mr. Sievert.

         SCOTT G. ANDERSON joined SPECTRASCIENCE on February 7, 2000 as Vice President Marketing & Sales. Mr. Anderson has over 22 years of sales and marketing experience within the medical devices industry. From 1995 until joining SPECTRASCIENCE he was Manager of Business Development for Olympus America, Inc., the worldwide leader in endoscopic and imaging devices in gastroenterology. During his 20-year career at Olympus, Mr. Anderson held senior management positions in business development, operations and sales. Mr. Anderson has a Bachelor of Science Degree in Biology from Bard College, New York.

EXECUTIVE COMPENSATION AND OTHER BENEFITS


         The following table shows for the fiscal year ending December 31, 1999, compensation awarded, paid to, or earned by SPECTRASCIENCE's Chief Executive Officer and to all executive officers whose salary and bonuses exceeded $100,000 for that year (the "Named Executive Officers"):

                                      Annual Compensation                   Awards           Payouts
                             ------------------------------------- ------------------------- --------
                                                          Other                  Securities
                                                          Annual   Restricted    Underlying             All Other
                                                         Compen-     Stock        Option/s   LTIP        Compen-
Name and Principal Position  Year     Salary   Bonus    sation (1)  Award(s)        SARs     Payouts    sation (5)
---------------------------  ------  --------  -------- ---------- ----------    ----------- -------    ----------
Chester E. Sievert, Jr.
President, Chief             1999     135,000   $44,000     $6,000    --         100,000 (2)   --          $5,300
Executive Officer and        1998     110,000        --      6,000    --         145,000 (3)   --           3,300
Corporate Secretary          1997    $ 92,500    15,000      6,000    --          85,000 (4)   --           1,712

--------------

(1)  Other Annual Compensation consists of a car allowance of $500 per month.
(2) Details of these option grants are provided in the following table entitled "Option Grants in Last Fiscal Year."
(3) Represents a ten-year stock option with an exercise price of $4.0833 per share for 45,000 shares of Common Stock, granted pursuant to the 1991 Stock Plan. Six thousand of these shares vest immediately, with the remainder vesting one-third per year over three years. Mr. Sievert was also granted two ten-year stock options, each for 50,000 shares of Common Stock, one of which vested immediately, and one of which vested on November 19,

     1999, when SPECTRASCIENCE received a recommendation for approval of its pre-market approval application by an FDA medical device panel. Both options have an exercise price of $4.4141 per share.
(4) Includes a ten-year stock option for 50,000 shares of Common Stock which will vest in its entirety upon the successful completion of the clinical studies on the Virtual Biopsy(TM) System and the filing with the FDA of a pre-market notification package and final FDA product approval; and a ten-year stock option for 35,000 shares, vesting one-third per year over three years. Both options have an exercise price of $3.9125.
(5) All Other Compensation includes amounts contributed to the SPECTRASCIENCE Savings and Retirement Plan, which qualifies as a 401(k) Plan under the Internal Revenue Code of 1986, as amended.

OPTION AND STOCK APPRECIATION RIGHTS

         The following table sets forth information concerning individual grants of stock options made to the Named Executive Officers named in the Summary Compensation Table set forth in "Executive Compensation and Other Benefits" above, during the year ended December 31, 1999. No stock appreciation rights ("SARs") were granted or exercised during the year ended December 31, 1999.

                                         OPTION GRANTS IN LAST FISCAL YEAR

                                                Individual Grants
                          ---------------------------------------------------------------

                            Number of      % of Total
                            Securities      Options                                      Potential Realizable Value
                            Underlying     Granted to    Exercise or                     at Assumed Annual Rates of
                             Options      Employees in   Base Price                       Stock Price Appreciation
                             Granted      Fiscal Year    ($/Sh) (3)    Expiration Date      for Option Term (4)
                                                                                        -----------------------------
                                                                                               5%            10%
                          -------------------------------------------------------------------------------------------

Chester E. Sievert, Jr.    50,000 (1)        41.5%         $4.2000       April 19, 2009     $132,068      $334,686
                           50,000 (2)                      $4.0063      August 25, 2009     $125,977      $319,251

-----------------
(1) Ten-year stock option for 50,000 shares of Common Stock with an exercise price of $4.20 per share, vesting one-third per year over three years, granted pursuant to the 1991 Stock Plan. All shares will be vested by April 19, 2002.
(2) Ten-year stock option for 50,000 shares of Common Stock with an exercise price of $4.0063 per share, vesting immediately, granted pursuant to the 1991 Stock Plan.
(3) The exercise price was determined based on the greater of (a) the prevailing market price (defined as the closing price) of the Common Stock on the date of grant or (b) the average of the closing prices of the Common Stock for the ten trading days immediately prior to the date of grant.
(4) Potential realizable value is net of the exercise price, but before taxes associated with exercise. Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the ten-year option term, multiplied by the number of options granted. These values are calculated based on regulations promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% or 10% levels, or at any other defined level.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTION VALUES

         The following table sets forth certain information concerning individual exercises of stock options during the year ended December 31, 1999 and the value of unexercised stock options as of December 31, 1999 for each of the Named Executive Officers.

                                                                                      Value of Unexercised
                              Shares                   Number of Securities               In-the-Money
                           Acquired on  Value         Underlying Unexercised              Options/SARs
                             Exercise   Realized      Options/SARs at FY-end            at FY-End (1)(2)
                           -------------------------------------------------------------------------------------

                                                   Exercisable    Unexercisable   Exercisable    Unexercisable
                                                  -------------- -----------------------------------------------

Chester E. Sievert, Jr.(3)          --        --       159,412          187,667        $2,042           $4,375

(1) Upon the exercise of an option, the optionee must pay the exercise price in cash or stock. Stock options are "in-the-money" if the closing bid price for the Common Stock is greater than the exercise price of the stock options. The closing bid price for the Common Stock on December 31, 1999 was $4.00 per share. The value of the options is calculated by taking the difference between the exercise price and the closing bid price on December 31, 1999, and multiplying this difference by the number of option shares. When the exercise price was higher than the market value of the Common Stock, the option was not "in-the-money."
(2) Does not include the number or value of unexercisable options granted subsequent to December 31, 1999. No SARs were held by any of the Named Executive Officers on December 31, 1999.
(3) "In-the-money" options include 23,333 shares which are exercisable and 50,000 shares which are unexercisable. The unexerciseable shares become exerciseable upon final FDA approval of the Virtual Biopsy(TM) System. The exercise price for both options is $3.9125.

CHANGE-IN-CONTROL ARRANGEMENTS

         SPECTRASCIENCE entered into a Severance Agreement with Mr. Sievert on May 21, 1997, providing for severance pay in the event of a "Change in Control" (as defined in the Severance Agreement). The Severance Agreement provides for severance pay if his employment is terminated, either voluntarily or involuntarily, during the three-year period following a Change in Control event. The severance payment shall be equal to full compensation for one year and payment will be made in a lump sum upon termination. In addition to the severance payment, Mr. Sievert will be entitled to the following benefits upon a Change in Control event: (i) 18 months of life, accident and health and dental insurance benefits; (ii) 12 months of out-placement services; (iii) complete coverage for fiduciary liability and directors' and officers' insurance for a period of six years after a Change in Control event; (iv) indemnification for any losses that might result from actions taken in good faith before the "Date of Termination" (as defined in the Severance Agreement); (v) reimbursement for all legal fees and expenses incurred as a result of termination, except to the extent such payment would constitute a "parachute payment" within the meaning of
Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code"); (vi) all benefits under the Company's Savings and Retirement Plan, or any successor to such plan and any other plan or arrangement relating to retirement benefits; (vii) all benefits and rights under any and all Company stock purchase, restricted stock grant and stock option plans or programs, or any successor to any such plans or programs, which shall be in addition to, and not reduced by, any other amounts payable under the Severance Agreement; and
(viii) immediate vesting of all outstanding but unvested options. If there had been a Change in Control event during the fiscal year ended December 31, 1999, and the employment of Mr. Sievert was immediately terminated, Mr. Sievert would have been entitled to receive, pursuant to the terms of his Severance Agreement, a lump sum payment upon termination of $216,000.

         All stock option agreements outstanding under the Company's 1991 Stock Plan provide for the acceleration of exercisability of options immediately prior to a Change in Control event (except in certain cases where the optionee is terminated for "cause" or resigns without "good reason").

OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the SPECTRASCIENCE Common Stock as of March 24, 2000, by: (a) each director of SPECTRASCIENCE; (b) each Named Executive Officer; (c) each person or entity known by us to own beneficially more than five percent of the Common Stock; and (d) all the directors and executive officers of SPECTRASCIENCE as a group.

                                                         Amount and Nature of       Percent of Class
Name and Address of Beneficial Owner                     Beneficial Ownership    Beneficially Owned (8)
------------------------------------                     --------------------    ----------------------

Reggeborgh Beheer BV
Postbox 319, 7460 AH Rijssen, The Netherlands                816,145 (1)                      11.7%

Perkins Capital Management, Inc. and
The Perkins Opportunity Fund
730 East Lake Street, Wayzata, MN 55391-1769                 602,372 (2)                       9.0%

Nathaniel S. Thayer
150 Main Street, P.O. Box 1325, Pawtucket, RI 02862          437,778 (3)                       6.6%

Chester E. Sievert, Jr.
14405 21st Avenue N, Suite 111
Minneapolis, Minnesota 55447                                 250,745 (4)                       3.7%

Henry M. Holterman
Postbox 319, 7460 AH Rijssen, The Netherlands                 26,000 (5)                       0.4%

Johan A.P.M. De Hond
Van Hambroeckmarke 1, 8016 KM Zwolle, The Netherlands              0 (6)                       0.0%

Officers and Directors as a Group (4 persons)                714,523 (7)                      10.4%

-----------------
(1) Includes (a) 434,000 shares held by Reggeborgh Beheer BV, (b) 125,000 shares issuable upon the exercise of warrants that are exercisable within 60 days of March 24, 2000, and (c) 171,430 shares and 85,715 shares issuable upon the exercise of warrants, that can be acquired within 60 days of March 24, 2000 under the terms of a convertible demand note.
(2) Includes (a) 427,372 shares owned by Perkins Capital Management, Inc. and (b) 175,000 shares owned by The Perkins Opportunity Fund (collectively "Perkins"). The shares beneficially owned by Perkins also include 105,836 shares issuable upon exercise of warrants held by Perkins or their clients within 60 days of March 24, 2000.
(3) Includes (a) 389,578 shares owned by Mr. Thayer, (b) 48,000 shares issuable upon exercise of options that are exercisable within 60 days of March 24, 2000 and (c) 200 shares held in a joint account in which Mr. Thayer has a 50% beneficial interest. Mr. Thayer, a non-employee director of the Company, is a partner of the law firm of Blais Cunningham & Crowe Chester.
(4) Includes 250,745 shares issuable upon exercise of options that are exercisable within 60 days of March 24, 2000. Excludes 50,000 shares issuable upon exercise of options that will vest upon final FDA approval for the Virtual Biopsy(TM) System. Mr. Sievert is Chairman, President and Chief Executive Officer of SPECTRASCIENCE.
(5) Includes 26,000 shares issuable upon exercise of options that are exercisable within 60 days of March 24, 2000. Mr. Holterman is a non-employee director of the Company, and is the Managing Director of Reggeborgh Beheer BV (see footnote 1).
(6) Mr. De Hond is a non-employee director. Currently, none of the stock options he beneficially owns will vest within 60 days of March 24, 2000.

(7) Includes 389,778 shares and 324,745 shares issuable upon exercise of options held by all directors and executive officers (4 persons) that are exercisable within 60 days of March 24, 2000. Excludes 50,000 shares issuable upon exercise of options by Mr. Sievert upon the successful completion of certain performance milestones.
(8)      Based upon 6,576,725 shares of Common Stock outstanding on March 24,
         2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Exchange Act") requires our directors, executive officers and persons who are beneficial owners of more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of SPECTRASCIENCE with the Securities and Exchange Commission, and to furnish us with copies of all Section 16(a) reports they file. To the best of the our knowledge, based upon a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 1999, all Section 16(a) filing requirements applicable to our officers, directors, and 10% shareholders were satisfied.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There were no material transactions between the Company and its directors or executive officers during the two year period ended December 31, 1999.


                                   PROPOSAL 2
        AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK


         Article III of the Articles of Incorporation, currently provides for 10,000 authorized shares of common stock with a stated par value of $.25 per share, and 20,000,000 shares of preferred stock with a stated par value of $1.00 per share. The proposed amendment to the Articles of Incorporation would increase the number of authorized shares of common stock of the Company to 17,000,000.

         The Board of Directors believes that the increased authorization of shares is advisable at this time so that shares will be available in the future on a timely basis if such need arises in connection with stock split or dividends, financings, acquisitions or other corporate purposes. This will enable the Company to take advantage of market conditions, the availability of favorable financing, and opportunities for acquisitions without the delay and expense associated with convening an additional special shareholders' meeting.

         Unless required by law, the Articles of Incorporation or the rules of any stock exchange on which the shares may be in the future listed, the Board of Directors will be able to provide for the issuance of the additional shares without further action by the Company's shareholders and no further authorization of the shareholders will be sought prior to such issuance. If the Common Stock qualifies for listing on the Nasdaq National or SmallCap Market, under existing regulations of the NASD approval by a majority of the holders of the shares of Common Stock would be required prior to the original issuance of additional shares in certain circumstances, including (a) in connection with certain stock plans, (b) in connection with certain acquisitions if the number of shares of Common Stock to be issued (including securities convertible into or exercisable for shares of Common Stock) is or will be equal to or in excess of 20% of the number of shares outstanding before the issuance of such Common Shares, or (c) if the issuance would result in a change in control of the Company.

         Although not designed or intended for such purposes, the effect of the proposed increase in the authorized shares might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of the Company and the removal of management, which holders of Common Stock might otherwise deem favorable. The authority of the Board of Directors to issue shares might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of the Company because the issuance of additional shares would dilute the voting power of the shares then outstanding. Shares could also be issued to purchasers who would support the Board of Directors in opposing a takeover bid which the Board of Directors determines not to be in the best interests of the Company and its shareholders. The overall effect of the ability of the Board of Directors to issue additional shares may be to delay or prevent attempts by other persons or entities to acquire control of the Company without negotiations with the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. The affirmative vote of a majority of Common Stock entitled to vote and present, by proxy or in person, at the Annual Meeting is required for approval of the amendment to the Articles of Incorporation.


                                   PROPOSAL 3
             RATIFICATION OF AMENDMENT TO THE AMENDED AND RESTATED
                                1991 STOCK PLAN


         Currently, under the SPECTRASCIENCE 1991 Stock Plan (the "Plan"), the number of shares of Common Stock available for issuance is 1,640,000. As of March 24, 2000, there were 1,048,911 shares subject to outstanding grants under the Plan, and 591,089 shares that were issued pursuant to option exercises under the Plan.

         The purpose of the Plan is to (a) improve individual performance by providing long-term incentives and rewards to employees and consultants of SPECTRASCIENCE, (b) assist the Company in attracting, retaining and motivating employees and consultants with experience and ability, and (c) associate the interests of such employees and consultants with those of SPECTRASCIENCE 's shareholders. A summary description of the terms of the Plan is set forth below; however, the summary is qualified in its entirety by the terms of the Plan, which is included as an attachment to this proxy statement.

         The Plan provides for the grant of options to key employees, consultants, officers and directors, including non-employee directors of the Company, of (i) options to purchase Common Stock that qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Options") and (ii) options to purchase common stock that do not qualify as such Incentive Options ("Non-Qualified Options"). Incentive Options and Non-Qualified Options are collectively referred to as "Options."

                               PROPOSED AMENDMENT


         The Board of Directors has adopted, subject to shareholder approval, the Plan as described below.

         The Company has outstanding options under the Plan to non-employee directors, officers and other employees and consultants for the purchase, upon exercise, 1,074,911 shares of Common Stock. An additional 565,089 shares already have been issued upon the exercise of options granted under the Plan. (The exercise price of previously granted options ranges from $2.50 to $11.25 per share.) The proposed amendment will increase the aggregate number of shares of Common Stock issuable under the Plan from 1,640,000 to 2,140,000. This increase will cover the 1,640,000 shares of Common Stock represented by outstanding and previously exercised stock options, and permit SPECTRASCIENCE to issue options to purchase an additional 500,000 shares to attract and retain key employees, non-employee directors and consultants.

         The following table sets forth the number of vested and unvested stock options held by the Named Executive Officer, the executive officers of the Company as a group and the employees as a group as of March 24, 2000 under the 1991 Stock Plan:


Holder of Options                                             Vested Options    Unvested Options
-----------------                                             --------------    ----------------

Chester E. Sievert, Jr.
President, Chief Executive Officer and Corporate Secretary         184,079             186,333

Current Executive Officers (2 persons)                             184,079             196,000

Current Non-Employee Directors (3 persons)                          74,000              35,000

All Employees Excluding Executive Officers (10 persons)            129,165             206,335

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE 1991 STOCK PLAN. The affirmative vote of a majority of Common Stock entitled to vote and present, by proxy or in person, at the Annual Meeting is required for approval of the amendment to the Plan.

                               SUMMARY OF THE PLAN

         GENERAL. The Plan is formally administered by the Compensation Committee. The Compensation Committee makes recommendations to the Board as to the type of Options to be granted under the Plan, selects the participants to be granted Options under the Plan, establishes the amount of the grants to the participants and prescribes discretionary terms and conditions of each grant not otherwise fixed under the Plan.

         The Plan will terminate on July 10, 2001, unless sooner terminated by action of the Board of Directors. No Options will be granted after termination of the Plan. Prior to ratification of the amendment of the Plan, the maximum number of shares of Common Stock reserved for issuance under the Options is 2,140,000. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in the corporate structure or shares of the Company, appropriate adjustments will be made to the number and kind of shares reserved under the Plan and under outstanding Options and to the exercise price of outstanding Options. The Board of Directors may amend the Plan in any respect without shareholder approval, unless shareholder approval is then required by federal securities or tax laws or the rules of any applicable stock exchange. No right or interest in any Option may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.

         OPTIONS. The exercise price for Non-Qualified Options is determined by the Compensation Committee and may be less than the fair market value of the Common Stock on the day the Non-Qualified Options are granted. Incentive Options must be granted with an exercise price equal to the fair market value of the Common Stock on the date the Incentive Options are granted, except that Incentive Options granted to persons owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary may not be granted at less than 110% of the fair market value on the date of grant. In determining the fair market value of the Common Stock on the date of grant, the Compensation Committee will use the closing price of the Common Stock, provided, however, that this price is not less than the average closing price of the Common Stock for the prior ten trading days. Pursuant to the Plan, each non-employee director is automatically granted a Non-Qualified Option to purchase 10,000 shares of the Common Stock upon becoming a director, and a non-qualified option to purchase 5,000 shares of the Common Stock in January each year such non-employee director serves as a director of the Company, subject to proration for directors who commence service during a calendar year. The aggregate number of Options to be granted to non-employee directors as a group cannot exceed 200,000 shares. Such automatic option grants have an exercise price equal to the fair market value of the Common Stock on the date of grant, as defined earlier in this same paragraph.

         Payment of an option exercise price may be made either in cash or by transfer from the participant to the Company of previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise equal to the payment required, subject to the right of the Compensation Committee to reject a participant's election to pay the option exercise price with such previously acquired shares. The Compensation Committee may, in its sole discretion, determine, either at the time of grant or exercise of an Option, to make a short-term, interest-free loan to a participant of the funds necessary to pay the option exercise price and any withholding obligations due upon such exercise. Options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of an optionee may be exercised only by the optionee. Options may be exercised in whole or in installments, as determined by the Compensation Committee. Incentive Options will have a maximum term fixed by the Compensation Committee, not to exceed 10 years from the date of grant or, in the case of Incentive Options granted to persons owning stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, five years from the date of grant. For Incentive Options, the aggregate fair market value (determined as of the time the Incentive Option is granted) of shares of Common Stock with respect to which Incentive Options become exercisable for the first time by the participant under the Plan during any calendar year may not exceed $100,000.

         TERMINATION OF EMPLOYMENT. All Options granted under the Plan must be exercised no later than six months following the Optionee's termination of employment to the Company, whether as a result of death, disability, retirement or other cause.

         CHANGE IN CONTROL OF THE COMPANY. In the case of a "Change in Control" of the Company, all outstanding Options will become immediately exercisable in full; provided, however, that if a Change in Control occurs, in connection with any business combination in which the Company is not the surviving corporation, the Compensation Committee, in its sole discretion, may determine, with respect to Options which have been outstanding for more than one year, that participants holding such outstanding Options will receive for each share of Common Stock subject to such Options cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such business combination over the exercise price per share of such Options.

         For purposes of the Plan, a "Change in Control" of the Company will be deemed to have occurred, among other things, upon (i) the sale or other disposition of substantially all of the assets of the Company, (ii) the approval by the Company's shareholders of a plan or proposal for the liquidation or dissolution of the Company, (iii) an event that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Exchange Act, (iv) any person becoming the beneficial owner of 50% or more of the combined voting power of the Company's outstanding securities, or (v) a change in the composition of the Board such that the individuals who constitute the Board as of the effective date of the Plan cease for any reason to constitute at least the majority thereof (with exceptions for individuals who are nominated or otherwise approved by the current Board).

                         FEDERAL INCOME TAX CONSEQUENCES

         The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives Options under the Plan.

         INCENTIVE OPTIONS. There will not be any federal income tax consequences to either the participant or the Company as a result of the grant to an employee of an Incentive Option under the Plan. The exercise by a participant of an Incentive Option also will not result in any federal income tax consequences to the Company or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

         If the participant disposes of the Incentive Stock Option shares acquired upon exercise of the Incentive Option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Option was granted, nor within one year after the participant exercised the Incentive Option and the shares were transferred to the participant, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

         If the participant does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the Incentive Option (or, for directors, officers or greater than 10% Shareholders of the Company, generally the fair market value of the shares six months after the date of exercise, unless such persons file an election under Section 83(b) of the Code, within 30 days of exercise), or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

         NON-QUALIFIED OPTIONS. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a Non-Qualified Option. Upon exercise of a Non-Qualified Option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

         At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a Non-Qualified Option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the date of exercise and short-term capital gain or loss if the sale or disposition occurs one year or less after the date of exercise.

         In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a Non-Qualified Option for any amounts includable in the taxable income of the participant as ordinary income, provided the Company complies with any applicable withholding requirements.

         EXCISE TAX ON PARACHUTE PAYMENTS. The Code also imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code and denies tax deductibility to the Company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, shareholders, or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of Options upon a change in control of the Company may constitute parachute payments, and in certain cases, "excess parachute payments."


                                   PROPOSAL 4
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         At the Annual Meeting, a vote will be taken ratifying the appointment by the Board of Directors, of Ernst & Young LLP as the independent public accounts of SPECTRASCIENCE for the current fiscal year ending December 31, 2000 and to provide other appropriate accounting services. Ernst & Young LLP has audited the financial statements of the Company for the fiscal years ended December 31, 1991 through December 31, 1999. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF SPECTRASCIENCE FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000. The affirmative vote of a majority of Common Stock entitled to vote and present, by proxy or in person, at the Annual Meeting is required for ratification of Ernst & Young LLP as the independent public accountants.


                SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         The rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matter appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. Any shareholder proposals that may properly be presented at the 2001 Annual Meeting of Shareholders must be prepared in accordance with all applicable rules of the Securities and Exchange Commission and must be received by the Secretary of SpectraScience, Inc. at our executive offices in Minneapolis, Minnesota, no later than December 21, 2000 for inclusion in the proxy statement for the 2001 Annual Meeting of Shareholders.

              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

         SPECTRASCIENCE did not receive written notice of any shareholder proposal prior to February 25, 2000, as required by SPECTRASCIENCE's Bylaws, and as of the date of this proxy statement, the Board of Directors of SPECTRASCIENCE knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this proxy statement. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

         It is important that proxies be returned promptly with instructions as to voting. Shareholders who do not expect to attend the Annual Meeting in person are urged to mark, sign, date and send in the proxies by return mail.


                                        By Order of the Board of Directors



                                        Chester E. Sievert, Jr.
                                        PRESIDENT, CHIEF EXECUTIVE OFFICER AND
Dated:  April 10, 2000                  CORPORATE SECRETARY





PROXY                               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  The undersigned, having
-----                               received a Notice of Annual Meeting of Shareholders and accompanying Proxy Statement,
SPECTRASCIENCE, INC.                hereby appoints Chester E. Sievert, Jr. as proxy, with the power of substitution, and
14405 21st Avenue N, Suite 111      hereby authorizes him to represent and to vote as designated below, all the shares of
Minneapolis, MN 55447               Common Stock of SPECTRASCIENCE, Inc. which the undersigned is entitled to vote at the
------------------------------      Annual Meeting of Shareholders to be held on May 17, 2000, or any adjournment thereof.

1.   ELECTION OF DIRECTORS  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR A SPECIFIC NOMINEE, LINE THROUGH THEIR NAME BELOW)


     Chester E. Sievert, Jr.     Henry M. Holterman             [ ] FOR (ALL NOMINEES LISTED EXCEPT AS MARKET TO THE CONTRARY)
                                                                         ---
     Nathaniel S. Thayer         Johan A.P.M. de Hond           [ ] WITHHOLD AUTHORITY (TO VOTE FOR ALL NOMINEES LISTED)
                                                                                                    ---

                                                                                                    [ ]  FOR
2.   TO APPROVE AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF         [ ]  AGAINST
     SHARES OF COMMON STOCK                                                                         [ ]  ABSTAIN

                                                                                                    [ ]  FOR
3.   TO APPROVE AMENDMENT OF THE COMPANY'S 1991 STOCK PLAN INCREASING THE NUMBER OF SHARES OF       [ ]  AGAINST
     COMMON STOCK AUTHORIZED.                                                                       [ ]  ABSTAIN

                                                                                                    [ ]  FOR
4.   TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.                [ ]  AGAINST
                                                                                                    [ ]  ABSTAIN

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)



                           (CONTINUED FROM OTHER SIDE)

5. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before this meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.
If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSALS 1, 2, 3 AND 4.







                                                       ________________________________________________
                                                       SIGNATURE
DATED:_________________________________, 2000
PLEASE VOTE, SIGN, DATE AND RETURN THE
PROXY CARD USING THE ENCLOSED ENVELOPE
                                                       ________________________________________________
                                                       SIGNATURE IF HELD JOINTLY


                              SPECTRASCIENCE, INC.

                                 1991 STOCK PLAN
                           (AS AMENDED MARCH 24, 2000)


                 SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS

         The name of this plan is the SPECTRAScience, Inc. 1991 Stock Plan (the "Plan"). The purpose of the Plan is to enable SPECTRAScience, Inc. (the "Company") and its Subsidiaries to retain and attract executives, key employees (whether full or part-time), consultants and non-employee directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

(a)      "BOARD" means the Board of Directors of the Company.

(b) "CAUSE" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

(c)      "CODE" means the Internal Revenue Code of 1986, as amended.

(d) "COMMITTEE" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(e) "COMPANY" means, SPECTRAScience, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).

(f) "DISABILITY" means permanent and total disability as determined by the Committee.

(g) "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

(h) "EARLY RETIREMENT" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

(i) "FAIR MARKET VALUE" means the value of the Stock on a given date as determined by the Committee in accordance with the applicable Treasury Department regulations under Section 422A of the Code with respect to "incentive stock options."

(j) "INCENTIVE STOCK OPTION" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

(k) "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option."

(1) "NON-EMPLOYEE DIRECTOR" means any member of the Board who is not an employee of the Company, any Parent Corporation or Subsidiary.

(m) "NORMAL RETIREMENT" means retirement from active employment with the Company, any Subsidiary or Parent Corporation of the Company on or after age 65.

(n) "PARENT CORPORATION" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(o)      "RETIREMENT" means Normal Retirement or Early Retirement.

(p) "STOCK" means the Common Stock, $.25 par value per share, of the Company.

(q) "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under Section 6 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between
         (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

(r) "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5 below.

(s) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


                            SECTION 2. ADMINISTRATION

         The Plan shall be administered by the Board of Directors or by a Committee of not less than two directors, all of whom are Disinterested Persons, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board.

         The Committee shall have the power and authority to grant to eligible persons, pursuant to the terms of the Plan: (A) Stock Options or (B) Stock Appreciation Rights.

         In particular, the Committee shall have the authority:

(i) to select the officers and other key employees of the Company or its Subsidiaries, and consultants and other persons having a contractual relationship with the Company or its Subsidiaries, to whom Stock Options and/or Stock Appreciation Rights may from time to time be granted hereunder;

(ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options or Stock Appreciation Rights, or a combination of the foregoing, are to be granted hereunder;

(iii) to determine the number of shares to be covered by each such award granted hereunder;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto) and to amend such terms and conditions (including, but not limited to, any amendment which accelerates the vesting of any award); and

(v) to determine whether, to what extent, and under what circumstances, Stock Options may be exercised following termination of employment.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate its authority to the President and/or the Chief Executive Officer of the Company for the purpose of selecting employees who are not officers of the Company for purposes of (A) above.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.


                        SECTION 3. STOCK SUBJECT TO PLAN

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,140,000 shares, subject to increase or decrease in the event of any adjustment required in the paragraph below. Such shares may consist, in whole or in part, of authorized and unissued shares. Subject to paragraph (b)(iv) of Section 6 below, if any shares that have been optioned cease to be subject to Options, are forfeited or such award otherwise terminates without a payment being made to the participant, such shares shall again be available for distribution in connection with future awards under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split (reverse or other), other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding options granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Option.



                             SECTION 4. ELIGIBILITY

         Officers, other key employees of the Company or its subsidiaries, Non-Employee Directors and consultants and other persons having a contractual relationship with the Company or its Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Option or Stock Appreciation Right awards under the Plan. Except for Non-Employee Directors, whose participation in the Plan shall be limited as provided in paragraph (k) of
Section 5, the optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.


                            SECTION 5. STOCK OPTIONS

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after July 10, 2001.

         The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock options, or both types of options (in each case with or without Stock Appreciation Rights). To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422A of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

         (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not, except as provided in this paragraph or in paragraph (1) below, be less than 85% of the Fair Market Value of the Stock on the date of the grant of the Option unless the Option itself or such lower option price per share is approved by the shareholders. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of the Fair Market Value of the Stock on the date of the grant of the option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

         (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

         (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Installment exercise restrictions may be based upon the lapse of time, the attainment of specified performance goals, or a combination of each. Notwithstanding the foregoing, unless the Stock Option Agreement provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise provisions, upon the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company. In the event of a transaction within (ii), the surviving entity shall issue comparable options (i.e. having an equivalent spread between exercise price and stock fair market value) to the holders of the Stock Options.

         (d) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. If the terms of an option so permit, or the Committee so provides, an optionee may elect to pay all or part of the option exercise price by having the Company withhold from the shares of Stock that would otherwise be issued upon exercise that number of shares of Stock having a Fair Market Value equal to the aggregate option exercise price for the shares with respect to which such election is made. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

         (e) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionees lifetime, only by the optionee.

         (f) TERMINATION BY DEATH. If an optionees employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of six months (or such shorter period as the committee shall specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

         (g) TERMINATION BY REASON OF DISABILITY. If an optionees employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after six months (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (h) TERMINATION BY REASON OF RETIREMENT. If an optionees employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement, but may not be exercised after six months (or such shorter period as Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (i) OTHER TERMINATION. Unless otherwise determined by the Committee or as set forth in paragraph (1) below, if an optionees employment by the Company, any Subsidiary or Parent Corporation terminates for any reason other than death, Disability or Retirement, any Stock option held by such optionee may thereafter be exercised to the extent it was exercisable at such termination, but may not be exercised after six months (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that if the optionees employment is terminated for Cause, all rights under the Stock Option shall terminate and expire upon such termination.

         (j) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company, any subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

         (k) NON-EMPLOYEE DIRECTORS. Each Non-Employee Director serving as a director on October 1, 1994 shall, on or before October 15, 1994, surrender for cancellations all options held by such person to purchase shares of the Company's Common Stock (pre-split) and shall be granted options to purchase the same number of shares of the Company's Common Stock (post-split). Each Non-Employee Director not serving as a director on October 1, 1994 elected as director (whether by vote of shareholders or directors) shall, upon such election, be granted an option to purchase 10,000 shares of the Company's Common Stock (subject to adjustment pursuant to Section 3 above).

         Each Non-Employee Director serving as a director on October 1, 1994 shall, on or before October 15, 1995, be granted an option to purchase an additional 5,000 shares of the Company's Common Stock in lieu of any 1995 annual grant to which such director would otherwise be entitled.

         Each Non-Employee Director shall automatically be granted an option to purchase 5,000 shares of the Company's Common Stock (subject to adjustment pursuant to Section 3 above) annually during the period such director serves on the Board and the Plan is in effect. The date of the automatic grant shall be January 1 if the Non-Employee Director is serving on the Board on such date, and the date on which the Non-Employee Director commences services on the Board if the director is elected after January 1. If a Non-Employee Director commences service on the Board after June 30 in any year in which the Plan is in effect then, for such year, such director shall be granted an option to purchase 2,500 shares of the Company's Common Stock (subject to adjustment pursuant to Section 3 above).

         All Non-Employee Director Stock Options shall be granted at a price per share equal to 100% of the Fair Market Value of the Company's Common Stock on the date of grant. The term of each Non-Employee Director Stock Option shall be ten years from the date of grant.

         All such Stock Options shall be designated as Non-Qualified Stock options and shall be subject to the same terms and provisions as are then in effect with respect to the grant of Non-Qualified Stock Options to salaried officers and key employees of the Company, except that (i) the term of each such Stock Option shall be equal to ten years; (ii) each Stock Option shall become exercisable as to all or any part of the shares subject to the Stock Option beginning one year after the date the Stock Option is granted; and (iii) no Stock Appreciation Rights may be granted to Non-Employee Directors in conjunction with any Stock Options granted under this paragraph (k) or in any other manner under this Plan. Subject to the foregoing, all provisions of this Plan not inconsistent with the foregoing shall apply to Stock Options granted to Non-Employee Directors. There is no maximum in the number of shares as to which Stock Options may be granted to any individuals/Non-Employee Director under this Plan. The maximum aggregate number of shares as to which Stock Options may be granted to Non-Employee Directors under this Plan shall be 200,000 shares. The number of shares reflects the June 30, 1994, 1-for-5 reverse stock split of the Company's Common Stock and shall be further subject to adjustment pursuant to
Section 3 above.

         (l) YUREK AND SEILER OPTIONS. The options to be granted to Daryl F. Yurek (1,000,000 shares) and James L. Seiler (50,000 shares) at $.50 per share are issued pursuant to that certain financing transaction to be approved by shareholders on or about January 30, 1992. At the time of issue, Mr. Yurek was an employee of the Company and Mr. Seiler was a consultant to the Company. Paragraph (i) above notwithstanding, if the Company terminates Mr. Yurek's employment other than for cause, disability or death, then all of the Option shares shall vest for both Yurek and Seiler and the two optionees shall continue to have the right to exercise the Options pursuant to the terms thereof as if Mr. Yurek's employment had continued.


                      SECTION 6. STOCK APPRECIATION RIGHTS

         (a) GRANT AND EXERCISE. Except as set forth in paragraph (k) of Section 5, Stock Appreciation Rights may be granted in conjunction with all or part of any Stock option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of the option.

         A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

         A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

         (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to applicable regulations relating to the exercise of Stock Appreciation Rights by optionees subject to reporting responsibilities under Section 16 of the Securities and Exchange Act of 1934, and to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

         (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

         (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

         (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5 of the Plan.

         (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued or issuable under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

         (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Option.


                   SECTION 7. TRANSFER, LEAVE OF ABSENCE, ETC

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

         (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

         (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to re-employment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.


                      SECTION 8. AMENDMENTS AND TERMINATION

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an optionee or participant under a Stock Option or Stock Appreciation Right or other Stock-based award theretofore granted, without the optionees or participant's consent, or (ii) which without the approval of the shareholders of the Company would cause the Plan to no longer comply with rules promulgated by the Securities and Exchange Commission under authority granted in Section 16 of the Securities Exchange Act of 1934, as amended, Section 422A of the Code or any other regulatory requirements.

         The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted options, including previously granted options having higher option prices.


                       SECTION 9. UNFUNDED STATUS OF PLAN

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.


                         SECTION 10. GENERAL PROVISIONS

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan pursuant to any Stock-based awards shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the securities and Exchange commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Subject to paragraph (d) below, recipients of Stock-based awards under the Plan (other than Stock Options) are not required to make any payment or provide consideration other than the rendering of services.

         (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

         (d) Each participant shall, no later than the date as of which any part of the value of an award first becomes includible as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the written terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 10(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

         (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a repurchase right in favor of the Company, pursuant to which the participant shall be required to offer to the Company upon termination of employment for any reason any shares that the participant acquired under the Plan, with the price being the then Fair Market Value of the Stock or, in the case of a termination for Cause, an amount equal to the cash consideration paid for the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant. The Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase shares of Stock acquired pursuant to the Plan by any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of the Company.


                       SECTION 11. EFFECTIVE DATE OF PLAN

         The Plan shall be effective on July 11, 1991 (the date of approval by the Board of Directors), subject to approval by a vote of the holders of a majority of the Stock present and entitled to vote at the next Annual or Special Meeting of the Company's shareholders and shall expire (unless terminated earlier) as of July 10, 2001. Awards may be granted under the Plan prior to shareholder approval, provided such awards are made subject to shareholder approval.

                                       END